                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

To the Members of
866 U.N. Plaza Associates LLC


     We consent to the incorporation by reference in this Registration Statement on Form S-3 (File No. 333-29013) of Vornado Realty Trust and Vornado Realty L.P. of our report dated January 15, 1997, except for Note 2, as to which the date is March 12, 1997, on the balance sheet of 866 U.N. Plaza Associates LLC (formerly 866 U.N. Plaza Associates), as of December 31, 1996 and 1995, and the related statements of operations, changes in partners' capital and cash flows for each of the years in the three-year period ended December 31, 1996, which report appears in the Form 8-K of Vornado Realty Trust, dated March 12, 1997, as amended by the Form 8-K/A, dated March 12, 1997, and incorporated by reference in the Registration Statement on Form 10 (File No. 000-22685) of Vornado Realty L.P. and to the reference to our firm under the heading "Experts" in the Prospectus which is part of this Registration Statement.


                                          Friedman Alpren & Green LLP

New York, New York

September 18, 1997

                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

To the Partners of
Two Penn Plaza Associates L.P.


     We consent to the incorporation by reference in this Registration Statement on Form S-3 (File No. 333-29013) of Vornado Realty Trust and Vornado Realty L.P. of our report dated January 15, 1997, except for Note 2, as to which the date is March 12, 1997, on the balance sheet of Two Penn Plaza Associates L.P., as of December 31, 1996 and 1995, and the related statements of operations, changes in partners' capital and cash flows for each of the years in the three-year period ended December 31, 1996, which report appears in the Form 8-K of Vornado Realty Trust, dated March 12, 1997, as amended by the Form 8-K/A of Vornado Realty Trust, dated March 12, 1997, and incorporated by reference in the Registration Statement on Form 10 (File No. 000-22685) of Vornado Realty L.P. and to the reference to our firm under the heading "Experts" in the Prospectus which is part of this Registration Statement.


                                          Friedman Alpren & Green LLP

New York, New York

September 18, 1997

                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

To the Partners of
B&B Park Avenue L.P.


     We consent to the incorporation by reference in this Registration Statement on Form S-3 (File No. 333-29013) of Vornado Realty Trust and Vornado Realty L.P. of our report dated January 15, 1997, except for Note 2, as to which the date is March 12, 1997, on the balance sheet of B&B Park Avenue L.P., as of December 31, 1996 and 1995, and the related statements of operations, changes in partners' capital and cash flows for each of the years in the three-year period ended December 31, 1996, which report appears in the Form 8-K of Vornado Realty Trust, dated March 12, 1997, as amended by the Form 8-K/A of Vornado Realty Trust, dated March 12, 1997, and incorporated by reference in the Registration Statement on Form 10 (File No. 000-22685) of Vornado Realty L.P. and to the reference to our firm under the heading "Experts" in the Prospectus which is part of this Registration Statement.


                                          Friedman Alpren & Green LLP

New York, New York

September 18, 1997

                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

To the Partners of
M Eleven Associates, M 393 Associates and Eleven Penn Plaza Company


     We consent to the incorporation by reference in this Registration Statement on Form S-3 (File No. 333-29013) of Vornado Realty Trust and Vornado Realty L.P. of our report dated January 14, 1997, except for Note 2, as to which the date is March 12, 1997, on the balance sheet of M Eleven Associates, M 393 Associates and Eleven Penn Plaza Company, as of December 31, 1996 and 1995, and the related statements of operations, changes in partners' capital and cash flows for each of the years in the three-year period ended December 31, 1996, which report appears in the Form 8-K of Vornado Realty Trust, dated March 12, 1997, as amended by the Form 8-K/A of Vornado Realty Trust, dated March 12, 1997, and incorporated by reference in the Registration Statement on Form 10 (File No. 000-22685) of Vornado Realty L.P. and to the reference to our firm under the heading "Experts" in the Prospectus which is part of this Registration Statement.


                                          Friedman Alpren & Green LLP

New York, New York

September 18, 1997

                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

To the Partners, Members and Stockholders of the Mendik Predecessors


     We consent to the incorporation by reference in this Registration Statement on Form S-3 (File No. 333-29013) of Vornado Realty Trust and Vornado Realty L.P. of our report dated January 16, 1997, except for Note 2, as to which the date is March 12, 1997, on the combined balance sheet of the Mendik Predecessors, as of December 31, 1996, and the related statements of income, owners' equity and cash flows for the year ended December 31, 1996, which report appears in the Registration Statement on Form 10 (File No. 000-22685) of Vornado Realty L.P. and to the reference to our firm under the heading "Experts" in the Prospectus which is part of this Registration Statement.


                                          Friedman Alpren & Green LLP

New York, New York

September 18, 1997

                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

To the Partners of
1740 Broadway Associates, L.P.


     We consent to the incorporation by reference in this Registration Statement on Form S-3 (File No. 333-29013) of Vornado Realty Trust and Vornado Realty L.P. of our report dated January 16, 1997, except for Note 2, as to which the date is March 12, 1997, on the balance sheet of 1740 Broadway Associates, L.P., as of December 31, 1996 and 1995, and the related statements of operations, changes in partners' capital and cash flows for each of the years in the three-year period ended December 31, 1996, which report appears in the Form 8-K of Vornado Realty Trust, dated March 12, 1997, as amended by the Form 8-K/A of Vornado Realty Trust, dated March 12, 1997, and incorporated by reference in the Registration Statement on Form 10 (File No. 000-22685) of Vornado Realty L.P. and to the reference to our firm under the heading "Experts" in the Prospectus which is part of this Registration Statement.


                                          Friedman Alpern & Green LLP

New York, New York

September 18, 1997